SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________________
FORM 8-K/A

_____________________________________

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 16, 2017

_____________________________________
BRINKER INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

 _____________________________________

Delaware	1-10275	75-1914582
(State of Incorporation)	(Commission File Number)	(IRS Employment Identification No.)
6820 LBJ Freeway
Dallas, Texas 75240
(Address of principal executive offices)
Registrant’s telephone number, including area code 972-980-9917

_____________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
_________________________________________________________________________________________________________________
_________________________________________________________________________________________________________________

On November 16, 2017, Brinker International, Inc. (the "Company") filed a Current Report on Form 8-K (the "Original Form 8-K") reporting the voting results of its Annual Meeting of Shareholders held on November 16, 2017. This Form 8-K/A amends the Original Form 8-K for the purpose of disclosing the Company's decision on the frequency of future say-on-pay votes.

Item 5.07. Submission of Matters to a Vote of Security Holders

As reported on the Original Form 8-K, a majority of the shares that voted at the Annual Meeting of Shareholders on the non-binding advisory vote regarding the frequency of future say-on-pay votes voted for the Company to hold such votes on executive compensation every year. Taking into consideration the votes of the shareholders, on February 6, 2018, the Board of Directors of the Company determined that an advisory vote on the executive compensation will be held every year until the occurrence of the next vote on the frequency of shareholder votes on the compensation of executives.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRINKER INTERNATIONAL, INC.

Dated: February 9, 2018	By:	/s/ Wyman T. Roberts
Wyman T. Roberts,
Chief Executive Officer and President
(Principal Executive Officer)